UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7920

High Income Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.Smith Barney Fund Management LLC300 First Stamford Place Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:     September 30
Date of reporting period:  September 30, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

HIGH INCOME

Opportunity Fund Inc .

Annual Report September 30, 2004

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN , CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

Bonds generated favorable returns early in the period, although their prices declined significantly in April before stabilizing over recent months. The pullback in bond prices, which tend to move opposite anticipated interest rate movements, was triggered by heightened concern about resurgent inflation, rising rates and anticipation that the Federal Reserve Bank (“Fed”) would begin to push key short-term rates higher. Rising interest rates can act as a brake on robust economic growth, helping to maintain a balance between steady growth and the inflation that can generally accompany it.

The U.S. economy’s quarterly pace of growth continued to advance over the period at a rate that significantly exceeded levels in early 2003. Even the U.S. labor market, which generated lackluster results throughout most of 2003, grew significantly during the period.

The U.S. high-yield bond market took a more tempered tone this year versus 2003, as signs of economic recovery increased and statements by the Fed indicated that the central bank might begin raising interest rates sooner than anticipated. However, improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates continued to decline.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

High Income Opportunity Fund Inc.	1

Information About Your Fund

In recent months several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management (“CAM”) disclosed an investigation by the Securities and Exchange Commission (“SEC”) and the U.S. Attorney relating to Citigroup Asset Management’s entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, a former employee and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

October 26, 2004

2	2004 Annual Report

MANAGER OVERVIEW

Market Overview

The high-yield bond market, as represented by the Citigroup High Yield Market Index, returned 12.56% for the twelve months ended September 30, 2004. The rally that began in the second half of August 2003 continued for the remainder of the 2003 calendar year as lower U.S. Treasury yields and positive mutual fund inflows propelled the high-yield market higher. Fundamentals also supported the market, as an improving economy, strong earnings and declining default rates contributed to the market’s advance, and corporate bond issuers took advantage of the low interest rates to improve their balance sheets and liquidity.

High-yield bond prices began to retreat early in 2004 due to profit-taking as investors became concerned that company fundamentals did not warrant such gains and the low yields did not offer enough compensation for the risk. Additionally, the Fed’s removal of the “considerable period” language from its policy statement during this time sparked concerns that the Fed would begin raising interest rates sooner than had been expected. The high-yield market continued to decline in February, with lower-quality issues leading the way down amid large fund outflows, continued profit taking and greater focus on company fundamentals.

In March, investors sought haven in higher-rated bonds in the non-investment-grade universe as terrorism fears and weak employment numbers exerted pressure on stock markets and drove yields on U.S. Treasury bonds lower. However, economic data released in April showing an improving labor market, and signs of higher inflation, sparked another sell-off in U.S. Treasury bonds as investors shifted their expectations of Fed tightening from 2005 to the summer of 2004. Additionally, economic data in May sparked increased inflation fears, with concern over Fed tightening transitioning from timing to size and pace of the expected interest rate increases (although projections, which are subject to change, varied among investors, and no one can say for sure when rates will rise). Once again the volatility in the U.S. Treasury market spilled into the high-yield market, resulting in negative returns and large mutual fund redemptions. However, the high-yield bond market rallied for the remainder of the fiscal year due to a strong rally in U.S. Treasuries as the economy showed signs of slowing. Additionally, the default rates continued to decline as the improving economy and the low interest rate environment enabled companies to extend their debt maturities on new issues at favorable rates and improve their liquidity.

High Income Opportunity Fund Inc.	3

Performance Review

During the 12 months ended September 30, 2004, the High Income Opportunity Fund Inc. returned 4.97%, based on its New York Stock Exchange (“NYSE”) market price and 12.05% based on its net asset value (“NAV”)[i] per share. The fund underperformed its benchmark, the Citigroup High Yield market Index,ii which returned 12.56% and its Lipper high current yield closed-end funds category averageiii which was 13.59% for the same time period. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $0.60 per share. The performance table shows the fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of September 30, 2004. Past performance is no guarantee of future results. The fund’s yield will vary.

FUND PERFORMANCE
AS OF SEPTEMBER 30, 2004

Price Per Share	30-Day SEC Yield	12 Month Total Return
$7.28 (NAV)	7.05%	12.05%
$6.83 (NYSE)	7.52%	4.97%

All figures represent past performance and are not a guarantee of future results. The fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund’s filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund’s expenses for the period. This yield is as of September 30, 2004 and is subject to change.

Analysis of Fund Holdings

The fund’s performance over the period benefited from favorable issue selection and an overweighting in the consumer products sector. The fund’s performance was adversely affected by its investment-grade holdings and by underweightings in both the energy and utilities sectors. During the fiscal year the fund increased its exposure to the chemicals, paper/forest products, steel/metal, and utilities sectors, while reducing its exposure to the cable/media, energy, and telecommunications sectors.

4	2004 Annual Report

Based on the 7.70% yieldiv of the Citigroup High Market Yield Index as of September 30, 2004, high-yield bonds continued to offer competitive yields[v] relative to U. S. Treasury notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

The high-yield bond market has not rallied as significantly during 2004 as it did in 2003 due to concerns regarding rising interest rates, high oil prices, weak equity markets, and the upcoming election. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective, as many companies generated better-than-expected earnings and default rates have continued to decline. The fund remained overweight in lower-rated securities based upon our rationale that the fund could benefit from an improving economy and could potentially outperform higher-rated quality credits if interest rates were to rise.

Looking for Additional Information?

The fund is traded under the symbol “HIO” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XHIOX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupassetmanagement.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund’s current net asset value, market price, and other information.

High Income Opportunity Fund Inc.	5

Thank you for your investment in the High Income Opportunity Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter J.Wilby, CFA	Beth A. Semmel, CFA
Vice President and	Vice President and
Investment Officer	Investment Officer

October 26, 2003

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The fund invests in high-yield bonds, which are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Fixed income investments are subject to interest rate risk. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. In addition, it may invest in foreign securities, which are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund’s market price as determined by supply of and demand for the fund’s shares.
ii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.
iii	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2004, calculated among the 8 funds in the fund’s Lipper category, including the reinvestment of dividends and capital gains, if any.
iv	As measured by the yield on the Citigroup High Yield Market Index as of the period’s close.
[v]	Yields are subject to change and will fluctuate.

6	2004 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”) will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 43. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-800-331-1710.

High Income Opportunity Fund Inc.	7

Fund at a Glance (unaudited)

Investment Breakdown†

March 31, 2004

September 30, 2004

† As a percentage of total investments. Please note that Fund holdings are subject to change.

8	2004 Annual Report

Schedule of Investments	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

CORPORATE BONDS AND NOTES — 92.6%
CONSUMER DISCRETIONARY — 25.4%
Cable & Media — 8.8%
$525,000	BB+	Avista Corp., Sr. Notes, 9.750% due 6/1/08	$622,335
		Charter Communications Holdings LLC:
		Sr. Discount Notes:
8,655,000	CCC-	Step bond to yield 11.732% due 1/15/10	7,032,187
2,735,000	CCC-	Step bond to yield 11.668% due 1/15/11	1,969,200
3,880,000	CCC-	Step bond to yield 17.391% due 5/15/11	2,425,000
		CSC Holdings Inc.:
2,425,000	BB-	Sr. Debentures, 7.625% due 7/15/18	2,485,625
		Sr. Notes:
1,025,000	BB-	7.875% due 12/15/07	1,092,906
		Series B:
1,200,000	BB-	8.125% due 7/15/09	1,281,000
700,000	BB-	7.625% due 4/1/11	741,125
1,955,000	B+	Sr. Sub. Debentures, 10.500% due 5/15/16	2,228,700
2,375,000	BB-	DirecTV Holdings LLC, Sr. Notes, 8.375% due 3/15/13	2,713,437
3,150,000	BB-	Echostar DBS Corp., 6.625% due 10/1/14 (b)	3,146,062
		Echostar DBS Corp., Sr. Notes:
1,979,000	BB-	9.125% due 1/15/09	2,211,532
3,495,000	NR	10.375% due 10/1/07	3,685,058
2,630,000	B-	Insight Communications Co., Inc., Sr. Discount Notes,
		step bond to yield 13.766% due 2/15/11	2,472,200
650,000	B+	Insight Midwest L.P./Insight Capital Inc., Sr. Notes,
		10.500% due 11/1/10	715,000
3,075,000	B	Mediacom Broadband LLC, Sr. Notes,
		11.000% due 7/15/13	3,290,250
75,000	B	Mediacom LLC/Mediacom Capital Corp., Sr. Notes,
		9.500% due 1/15/13	72,563
1,300,000	B+	PanAmSat Corp., 9.000% due 8/15/14 (b)	1,358,500
4,500,000	BB-	Rogers Cablesystems, Ltd., Sr. Sub. Notes,
		11.000% due 12/1/15	5,062,500
2,575,000	BBB+	Time Warner Inc., Sr. Debentures, 6.625% due 5/15/29	2,663,650

			47,268,830

Casinos & Gaming — 4.2%
2,170,000	B	Ameristar Casinos Inc., Guaranteed Notes,
		10.750% due 2/15/09	2,473,800
		Caesars Entertainment Inc., Sr. Sub. Notes:
1,300,000	BB-	9.375% due 2/15/07	1,452,750
1,325,000	BB-	8.875% due 9/15/08	1,513,813
2,545,000	BB-	8.125% due 5/15/11	2,952,200
2,175,000	B	Kerzner International Ltd., Sr. Notes 8.875% due 8/15/11	2,395,219
		Mandalay Resort Group Sr. Sub.:
700,000	BB-	Debentures, 7.625% due 7/15/13	745,500
1,725,000	BB-	Notes, Series B, 10.250% due 8/1/07	1,966,500

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	9

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Casinos & Gaming — 4.2% (continued)
		MGM MIRAGE:
		Guaranteed Notes:
$875,000	BB-	9.750% due 6/1/07	$976,719
2,050,000	BB-	8.375% due 2/1/11	2,272,937
2,100,000	BB+	Sr. Sub. Notes, 6.750% due 9/1/12 (b)	2,184,000
800,000	B+	Station Casinos, Inc., Sr. Sub. Notes, 6.875% due 3/1/16	826,000
2,615,000	B	Venetian Casino Resort LLC, Mortgage Guaranteed Notes,
		11.000% due 6/15/10	3,039,938

			22,799,376

Home Builders — 1.7%
		D.R. Horton Inc.:
1,140,000	BB+	Guaranteed, 8.000% due 2/1/09	1,299,600
910,000	BB-	Sr. Sub. Notes, 9.375% due 3/15/11	1,021,475
1,350,000	BB-	KB HOME, Sr. Sub. Notes, 9.500% due 2/15/11	1,508,625
1,490,000	BBB-	Lennar Corp., Guaranteed Notes, Series B,
		9.950% due 5/1/10	1,623,981
650,000	BBB-	Ryland Group, Inc., Sr. Notes, 9.750% due 9/1/10	723,938
1,715,000	BB-	Schuler Homes Inc., Guaranteed Notes,
		10.500% due 7/15/11	1,980,825
875,000	B+	Standard Pacific Corp., Sr. Sub. Notes,
		9.250% due 4/15/12	1,010,625

			9,169,069

International Cable — 0.1%
400,000	B-	NTL Cable Plc, Sr. Notes, 8.750% due 4/15/14 (b)	435,000

Leisure — 0.8%
846,000	CCC+	AMC Entertainment Inc., Sr. Sub. Notes,
		9.500% due 2/1/11	873,495
2,700,000	B-	Cinemark, Inc., Sr. Discount Notes, step bond to yield
		9.747% due 3/15/14	1,869,750
250,000	CCC+	LCE Acquisition Corp., Guaranteed Notes,
		9.000% due 8/1/14 (b)	259,375
		Six Flags Inc., Sr. Notes:
900,000	CCC+	9.750% due 4/15/13	855,000
675,000	CCC+	9.625% due 6/1/14	634,500

			4,492,120

Lodging — 2.1%
1,550,000	CCC+	Courtyard By Marriott II L.P., Sr. Notes, Series B,
		10.750% due 2/1/08	1,565,500
357,000	B-	Felcor Lodging L.P., Guaranteed Notes,
		10.000% due 9/15/08	376,635
		Hilton Hotels Corp., Sr. Notes:
1,360,000	BBB-	7.950% due 4/15/07	1,507,900
275,000	BBB-	7.625% due 12/1/12	321,062

See Notes to Financial Statements.

10	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Lodging — 2.1% (continued)
$2,920,000	B+	Host Marriott L.P., Guaranteed Notes, Series I,
		9.500% due 1/15/07	$3,248,500
2,550,000	CCC+	MeriStar Hospitality Operating Partnership,
		L.P./MeriStar Hospitality Finance Corp.,
		Guaranteed Notes, 10.500% due 6/15/09	2,805,000
1,250,000	BB+	Starwood Hotels & Resorts Worldwide Inc.,
		Guaranteed Notes, 7.875% due 5/1/12	1,420,313

			11,244,910

Publishing & Printing — 1.9%
		Dex Media Inc., Discount Notes:
1,250,000	B	8.372% due 11/15/13	921,875
3,000,000	B	Step bond to yield 9.161% due 11/15/13	2,212,500
3,165,465	B-	Hollinger Participation Trust, Sr. Notes, Payment-in-Kind,
		12.125% due 11/15/10 (b)	3,632,371
2,300,000	B-	Houghton Mifflin Co., Sr. Discount Notes,
		step bond to yield 11.232% due 10/15/13	1,403,000
609,000	B	PEI Holdings Inc., Sr. Secured Notes,
		11.000% due 3/15/10	710,246
625,000	B-	Vertis Inc., Secured Notes, 9.750% due 4/1/09	675,000
601,000	BB-	Yell Finance B.V., Sr. Discount Notes, step bond to yield
		12.263% due 8/1/11	591,985

			10,146,977

Radio — 0.5%
375,000	B-	NextMedia Operating Inc., Sr. Sub. Notes,
		10.750% due 7/1/11	424,219
1,235,000	B-	Radio One, Inc., Sr. Sub. Notes, Series B,
		8.875% due 7/1/11	1,367,763
850,000	CCC+	Spanish Broadcasting Systems, Sub. Notes,
		9.625% due 11/1/09	894,625

			2,686,607

Restaurants — 1.2%
1,775,000	CCC+	Buffets, Inc., Sr. Sub. Notes, 11.2500% due 7/15/10	1,890,375
1,225,000	B-	Carrols Corp., Guaranteed Sub. Notes,
		9.500% due 12/1/08	1,261,750
885,000	CCC+	Denny’s Corp., Sr. Notes, 11.250% due 1/15/08	922,612
1,600,000	B-	Friendly Ice Cream Corp., Sr. Notes, 8.375% due 6/15/12	1,544,000
1,000,000	B	VICORP Restaurants, Inc., Sr. Notes,
		10.500% due 4/15/11	1,000,000

			6,618,737

Retail — 2.5%
500,000	B	Cole National Group, Inc., Sr. Sub. Notes,
		8.625% due 8/15/07	511,250
800,000	B-	Equinox Holdings Inc., Sr. Notes,
		9.000% due 12/15/09 (b)	828,000

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	11

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Retail — 2.5% (continued)
$1,250,000	CCC+	Eye Care Centers of America, Inc., Sr. Sub. Notes,
		9.125% due 5/1/08	$1,256,250
1,800,000	BB+	The Gap Inc., Notes, 10.300% due 12/15/08	2,214,000
		J.C. Penney Co., Inc., Notes:
2,325,000	BB+	8.000% due 3/1/10	2,659,219
2,177,000	BB+	9.000% due 8/1/12	2,655,940
897,000	Aa3*	Pennzoil-Quaker State Co., Guaranteed Notes,
		10.000% due 11/1/08	1,007,135
1,819,000	BB	Saks Inc., Guaranteed Notes, 9.875% due 10/1/11	2,173,705

			13,305,499

Television – Other — 0.4%
		Paxson Communications Corp.:
1,370,000	CCC	Sr. Sub. Discount Notes, step bond to yield,
		12.309% due 1/15/09	1,181,625
665,000	CCC	Sr. Sub. Notes, 10.750% due 7/15/08	671,650

			1,853,275

Textile/Apparel — 1.2%
2,000,000	B-	Interface, Inc., Sr. Notes, 10.375% due 2/1/10	2,280,000
		Levi Strauss & Co.:
1,255,000	CCC	Notes, 7.000% due 11/1/06	1,261,275
		Sr. Notes:
1,560,000	CCC	11.625% due 1/15/08	1,618,500
515,000	CCC	12.250% due 12/15/12	547,187
777,000	B+	The William Carter Co., Guaranteed Notes, Series B,
		10.875% due 8/15/11	876,067

			6,583,029

		TOTAL CONSUMER DISCRETIONARY	136,603,429

CONSUMER STAPLES — 6.6%
Consumer Products — 3.5%
2,100,000	B+	AKI, Inc., Sr. Notes, 10.500% due 7/1/08	2,170,875
1,220,000	BBB-	American Greetings Corp., Notes, 6.100% due 8/1/28	1,308,450
1,950,000	B	Hines Nurseries Inc., Guaranteed Notes,
		10.250% due 10/1/11	2,076,750
2,550,000	CCC+	Home Interiors & Gifts Inc., Guaranteed Sub. Notes,
		10.125% due 6/1/08	2,218,500
2,200,000	B-	Icon Health & Fitness, Inc., Guaranteed Sub. Notes,
		11.250% due 4/1/12	2,365,000
2,250,000	CCC+	Leiner Health Products Inc., Sr. Sub. Notes,
		11.000% due 6/1/12 (b)	2,401,875
2,150,000	B	Playtex Products, Inc., Secured Notes,
		8.000% due 3/1/11	2,289,750

See Notes to Financial Statements.

12	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Consumer Products — 3.5% (continued)
$2,550,000	B-	Sealy Mattress Co., Sr. Sub. Notes,
		8.250% due 6/15/14 (b)	$2,588,250
1,395,000	B	Sola International Inc., Notes, 6.875% due 3/15/08	1,440,213

			18,859,663

Food Processing/Beverages/Tobacco — 1.7%
875,000	B+	Cott Beverages USA Inc., Guaranteed Notes,
		8.000% due 12/15/11	960,312
995,000	BB-	Dean Foods Co., Sr. Notes, 6.900% due 10/15/17	1,024,850
1,125,000	B	Del Monte Corp., Sr. Sub. Notes, 8.625% due 12/15/12	1,257,187
		Doane Pet Care Co.:
2,575,000	CCC	Guaranteed Notes, 10.750% due 3/1/10	2,761,687
175,000	CCC	Sr. Sub. Notes, 9.750% due 5/15/07	168,437
300,000	B	Land O’ Lakes Inc., Secured Notes,
		9.000% due 12/15/10 (b)	313,875
2,675,000	B	Pinnacle Foods Holding Corp., Sr. Sub. Notes,
		8.250% due 12/1/13 (b)	2,534,563

			9,020,911

Retail – Food & Drug — 1.0%
1,500,000	B	Jean Coutu Group Inc., Sr. Sub. Notes,
		8.500% due 8/1/14 (b)	1,496,250
		Rite Aid Corp.:
1,845,000	B-	Notes, 7.125% due 1/15/07	1,868,063
		Sr. Notes:
1,630,000	B-	7.625% due 4/15/05	1,662,600
75,000	B-	11.250% due 7/1/08	81,938

			5,108,851

Supermarkets — 0.4%
		Ahold Lease USA, Inc., Guaranteed Pass - Through
		Certificates:
1,347,665	BB	Series 01-A-1, step bond to yield 7.820% due 1/2/20	1,429,367
675,000	BB	Series 01-A-2, step bond to yield 8.620% due 1/2/25	720,984

			2,150,351

		TOTAL CONSUMER STAPLES	35,139,776

ENERGY — 6.2%
Drillers & Service — 0.5%
1,725,000	B	Hanover Compressor Co., Sr. Notes, 9.000% due 6/1/14	1,901,813
865,000	BB-	SESI, LLC, Guaranteed Notes, 8.875% due 5/15/11	949,338

			2,851,151

Oil & Gas — 5.7%
		Dynegy Holdings Inc.:
4,500,000	CCC+	Sr. Debentures, 7.625% due 10/15/26	3,915,000
4,500,000	B-	2nd Priority Sr. Secured Notes,
		8.020% due 7/15/08 (b)(c)	4,837,500

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	13

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Oil & Gas — 5.7% (continued)
		El Paso Corp., Sr. Medium-Term Notes:
$6,275,000	CCC+	7.750% due 1/15/32	$5,506,312
750,000	CCC+	7.800% due 8/1/31	661,875
938,000	BB-	El Paso Energy Partners L.P./El Paso Energy Partners
		Finance Corp., Guaranteed Notes, Series B,
		8.500% due 6/1/11	1,058,767
1,121,000	B+	Magnum Hunter Resource, Inc., Sr. Notes,
		9.600% due 3/15/12	1,272,335
		Plains Exploration & Production Co., Sr. Sub. Notes:
875,000	B+	8.750% due 7/1/12	986,563
1,250,000	B+	Series B, 8.750% due 7/1/12	1,409,375
520,000	BB	Pogo Producing Co. , Sr. Sub. Notes, Series B,
		8.250% due 4/15/11	574,600
700,000	B	Swift Energy Co., Sr. Sub. Notes, 9.375% due 5/1/12	787,500
		Vintage Petroleum Inc.:
1,600,000	B	Sr. Sub. Notes, 7.875% due 5/15/11	1,720,000
1,210,000	BB-	Sr. Notes, 8.250% due 5/1/12	1,352,175
		The Williams Cos., Inc., Notes:
1,825,000	B+	7.625% due 7/15/19	2,007,500
2,950,000	B+	7.875% due 9/1/21	3,289,250
1,200,000	B+	8.750% due 3/15/32	1,347,000

			30,725,752

		TOTAL ENERGY	33,576,903

FINANCIALS — 5.3%
Financial & Leasing — 5.3%
425,000	BB-	Ahold Finance USA, Inc., Sr. Notes, 8.250% due 7/15/10	481,312
9,956,016	D	Airplanes Pass-Through Trust, Corporate
		Asset-Backed Securities, Sub. Notes, Series D,
		10.875% due 3/15/12 (d)†	0
2,520,000	CCC+	Calpine Canada Energy Finance ULC, Sr. Notes,
		8.500% due 5/1/08	1,751,400
683,000	B	Dex Media East LLC/Dex Media East Finance Co., Notes,
		12.125% due 11/15/12	853,750
1,416,000	B	Dex Media West LLC/Dex Media Finance Co.,
		Sr. Sub. Notes, Series B, 9.875% due 8/15/13	1,670,880
1,325,000	BBB-	Ford Motor Credit Co., Notes, 7.250% due 10/25/11	1,435,823
1,275,000	BBB	General Motors Acceptance Corp., Notes,
		6.875% due 8/28/12	1,326,881
1,680,000	BB	Markel Capital Trust I, Capital Securities, Series B,
		8.710% due 1/1/46	1,830,289
2,250,000	B-	Nexstar Finance, Inc., Sr. Sub. Notes,
		7.000% due 1/15/14	2,227,500

See Notes to Financial Statements.

14	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Financial & Leasing — 5.3% (continued)
$5,500,000	CCC-	Ocwen Capital Trust I, Capital Securities,
		10.875% due 8/1/27	$5,665,000
500,000	B+	R.H. Donnelley Finance Corp. I, Sr. Sub. Notes,
		10.875% due 12/15/12 (b)	608,750
		Sprint Capital Corp.:
5,550,000	BBB-	Notes, 8.750% due 3/15/32	7,065,178
3,250,000	BBB-	Sr. Notes, 6.875% due 11/15/28	3,419,140

		TOTAL FINANCIALS	28,335,903

HEALTHCARE — 4.0%
Healthcare Equipment & Supplies — 4.0%
1,350,000	CC	aaiPharma Inc., Guaranteed Notes, step bond to yield
		11.500% due 4/1/10	877,500
2,450,000	B-	AmeriPath, Inc., Guaranteed Notes, 10.500% due 4/1/13	2,511,250
2,900,000	B-	Athena Neurosciences Financial LLC, Guaranteed Notes,
		7.250% due 2/21/08	2,950,750
2,025,000	B-	Curative Health Services, Inc., Sr. Notes,
		10.750% due 5/1/11	1,863,000
1,810,035	B+	Dade Behring Holdings Inc., Guaranteed Notes,
		11.910% due 10/3/10	2,067,965
		Extendicare Health Services Inc., Sr. Sub. Notes:
1,000,000	B-	6.875% due 5/1/14	1,025,000
775,000	B	9.500% due 7/1/10	873,812
650,000	B-	Hanger Orthopedic Group Inc., Guaranteed Notes,
		10.375% due 2/15/09	601,250
2,600,000	B-	IASIS Healthcare LLC/IASIS Capital Corp.,
		Sr. Sub. Notes, 8.750% due 6/15/14 (b)	2,736,500
1,375,000	B-	InSight Health Services Corp., Guaranteed Notes,
		Series B, 9.875% due 11/1/11	1,381,875
		Tenet Healthcare Corp.:
4,250,000	B-	Notes, 7.375% due 2/1/13	4,016,250
575,000	B-	Sr. Notes, 5.375% due 11/15/06	580,031
75,000	B-	Sr. Notes, 9.875% due 7/1/14 (b)	78,750

		TOTAL HEALTHCARE	21,563,933

INDUSTRIALS — 28.2%
Aerospace & Defense — 0.1%
650,000	BB-	Sequa Corp., Sr. Notes, 9.000% due 8/1/09	718,250

Airlines — 0.6%
		Continental Airlines, Inc., Pass-Through Certificates:
2,380,000	B	Series 01-2, Class D, 7.568% due 12/1/06	1,743,824
470,756	BB	Series 00-2, Class C, 8.312% due 4/2/11	352,220
		United Air Lines Inc., Pass-Through Certificates:
962,969	NR	Series 00-1, Class B, 8.030% due 7/1/11 (d)	177,650
2,268,135	NR	Series 00-2, Class B, 7.811% due 10/1/09 (d)	551,508

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	15

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Airlines — 0.6% (continued)
		Series 01-1:
$460,000	NR	Class B, 6.932% due 9/1/11 (d)	$120,067
1,045,000	NR	Class C, 6.831% due 9/1/08 (d)	91,690

			3,036,959

Automotive — 2.0%
695,000	B+	Arvin Capital I, Capital Securities, 9.500% due 2/1/27	721,062
		Dana Corp., Notes:
1,925,000	BB	6.500% due 3/1/09	2,045,312
875,000	BB	10.125% due 3/15/10	997,500
2,200,000	B-	Eagle-Picher Industries, Inc., Sr. Notes,
		9.750% due 9/1/13	2,255,000
775,000	BBB-	Ford Motor Co., Notes, 7.450% due 7/16/31	762,082
		General Motors Corp.:
450,000	BBB	Debentures, 8.375% due 7/15/33	479,146
2,125,000	BBB	Sr. Notes, 7.125% due 7/15/13	2,221,879
1,000,000	B-	Tenneco Automotive Inc., Sr. Secured 2nd Lien Notes,
		Series B, 10.250% due 7/15/13	1,145,000
276,000	BB-	TRW Automotive Inc., Sr. Sub. Notes,
		11.000% due 2/15/13	329,820

			10,956,801

Building Products — 1.2%
		Associated Materials Inc.:
435,000	B-	Guaranteed Notes, 9.750% due 4/15/12	501,338
3,750,000	B-	Sr. Discount Notes, step bond to yield 11.246%
		due 3/1/14 (b)	2,746,875
1,745,000	B-	Atrium Cos., Inc., Guaranteed Notes, Series B,
		10.500% due 5/1/09	1,840,975
1,500,000	B-	THL Buildco Inc., Sr. Notes, 8.500% due 9/1/14 (b)	1,578,750

			6,667,938

Business Services — 1.6%
1,980,000	B-	Advanstar Communications Inc., Sr. Secured Notes,
		9.220% due 8/15/08 (c)	2,069,100
1,250,000	B-	Allied Security Escrow Corp., Sr. Sub. Notes,
		11.375% due 7/15/11 (b)	1,318,750
		Iron Mountain Inc., Sr. Sub. Notes,
2,000,000	B	6.625% due 1/1/16	1,960,000
550,000	B	8.625% due 4/1/13	599,500
1,460,000	BB-	Mail-Well I Corp., Sr. Notes, 9.625% due 3/15/12	1,613,300
1,125,000	CCC	Muzak LLC/Muzak Finance Corp., Sr. Notes,
		10.000% due 2/15/09	1,001,250

			8,561,900

Capital Goods — 0.2%
1,150,000	B	Terex Corp., Sr. Sub. Notes, Series B,
		10.375% due 4/1/11	1,305,250

See Notes to Financial Statements.

16	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Chemicals — 6.6%
$1,020,000	B+	Airgas Inc., Guaranteed Notes, 9.125% due 10/1/11	$1,152,600
2,600,000	B-	BCP Caylux Holdings Luxembourg SCA, Sr. Sub. Notes,
		9.625% due 6/15/14 (b)	2,821,000
975,000	B-	Borden US Finance Corp./ Nova Scotia Finance ULC,
		Secured Notes, 9.000% due 7/15/14 (b)	1,028,625
2,400,000	B+	Equistar Chemicals L.P./Equistar Funding Corp.,
		Sr. Notes, 10.625% due 5/1/11	2,748,000
700,000	BB+	FMC Corp., Medium-Term Notes, Series A,
		6.750% due 5/5/05	714,000
15,785,000	CCC+	Huntsman International Holdings LLC, Sr. Discount Notes,
		zero coupon bond to yield 13.091% due 12/31/09	8,444,975
870,000	B-	Huntsman International LLC, Guaranteed Notes,
		9.875% due 3/1/09	963,525
1,750,000	B+	IMC Global Inc., Guaranteed Notes, Series B,
		11.250% due 6/1/11	2,073,750
1,750,000	BB-	ISP Chemco Inc., Guaranteed Notes, Series B,
		10.250% due 7/1/11	1,960,000
1,715,000	B+	ISP Holdings Inc., Sr. Secured Notes, Series B,
		10.625% due 12/15/09	1,895,075
		Lyondell Chemical Co., Sr. Secured Notes:
1,745,000	B+	11.125% due 7/15/12	2,032,925
810,000	B+	Series B, 9.875% due 5/1/07	859,612
700,000	BBB-	Methanex Corp., Sr. Notes, 8.750% due 8/15/12	808,500
655,000	B-	OM Group Inc., Guaranteed Notes, 9.250% due 12/15/11	686,113
2,800,000	CCC+	Resolution Performance Products Inc., Sr. Sub. Notes,
		13.500% due 11/15/10	2,730,000
		Rhodia S.A., Sr. Notes:
250,000	CCC+	7.625% due 6/1/10 (b)	234,375
450,000	CCC+	10.250% due 6/1/10 (b)	468,000
2,750,000	CCC+	Sr. Sub. Notes, 8.875% due 6/1/11 (b)	2,406,250
170,000	B+	Terra Capital Inc., Guaranteed Sr. Notes,
		12.875% due 10/15/08	211,650
943,000	BB-	Westlake Chemical Corp., Guaranteed Sr. Notes,
		8.750% due 7/15/11	1,063,233

			35,302,208

Consumer Products — 1.2%
		Service Corp. International:
1,225,000	BB	Debentures, 7.875% due 2/1/13	1,310,750
		Notes:
1,365,000	BB	6.875% due 10/1/07	1,436,663
1,715,000	BB	6.500% due 3/15/08	1,794,319
1,880,000	B+	Stewart Enterprises, Inc., Sr. Sub. Notes,
		10.750% due 7/1/08	2,086,800

			6,628,532

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	17

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Containers & Packaging — 2.8%
$2,275,000	B+	Anchor Glass Container Corp., Sr. Secured Notes,
		11.000% due 2/15/13	$2,604,875
3,420,000	BB-	Owens-Brockway Glass Container Inc.,
		Guaranteed Sr. Notes, 8.875% due 2/15/09	3,736,350
700,000	B	Owens-Illinois Inc., Sr. Notes, 7.150% due 5/15/05	714,000
1,975,000	B+	Plastipak Holdings Inc., Guaranteed Notes,
		10.750% due 9/1/11	2,212,000
		Pliant Corp.:
245,000	B-	Guaranteed Notes, 13.000% due 6/1/10	211,925
1,100,000	B-	Sr. Secured 2nd Lien Notes, 11.125% due 9/1/09	1,149,500
725,000	CCC+	Radnor Holdings Corp., Sr. Notes, 11.000% due 3/15/10	612,625
1,550,000	BBB	Sealed Air Corp., Notes, 6.950% due 5/15/09 (b)	1,718,350
		Tekni-Plex Inc.:
1,385,000	CCC	Guaranteed Notes, Series B, 12.750% due 6/15/10	1,163,400
1,000,000	CCC	Sr. Secured Notes, 8.750% due 11/15/13 (b)	955,000

			15,078,025

Industrial — 1.9%
1,235,000	NR	Aqua-Chem Inc., Sr. Sub. Notes, 11.250% due 7/1/08	920,075
435,000	BB-	Case Credit Corp., Notes, 6.75% due 10/21/07	448,050
375,000	BB-	Case New Holland Inc., Sr. Notes, 9.250% due 8/1/11 (b)	421,875
1,075,000	B-	Columbus McKinnon Corp., Sr. Secured Notes,
		10.000% due 8/1/10	1,187,875
1,975,000	B	FlowServe Corp., Sr. Sub. Notes, 12.250% due 8/15/10	2,241,625
1,600,000	B-	Invensys Plc, Sr. Notes, 9.875% due 3/15/11 (b)	1,648,000
690,000	B+	NMHG Holding Co., 10.000% due 5/15/09	762,450
625,000	B-	Rexnord Corp., Sr. Sub. Notes, 10.125% due 12/15/12	709,375
1,515,000	B-	Sensus Metering Systems Inc., Sr. Sub. Notes
		8.625% due 12/15/13	1,552,875

			9,892,200

Industrial Services — 1.2%
		Allied Waste North America Inc., Sr. Notes:
2,000,000	B+	7.375% due 4/15/14	1,935,000
2,580,000	BB-	Series B, 8.500% due 12/1/08	2,812,200
1,600,000	CCC+	Brand Services Inc., Sr. Notes, 12.000% due 10/15/12	1,824,000

			6,571,200

Machinery — 0.4%
2,280,000	CCC+	Park-Ohio Industries Inc., Sr. Sub. Notes,
		9.250% due 12/1/07	2,325,600

Paper & Forest Products — 4.8%
2,250,000	BB	Abitibi-Consolidated Inc., Debentures,
		8.850% due 8/1/30	2,238,750
2,525,000	B+	Appleton Papers Inc., Sr. Sub. Notes,
		9.750% due 6/15/14 (b)	2,613,375

See Notes to Financial Statements.

18	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Paper & Forest Products — 4.8% (continued)
$1,550,000	B-	Blue Ridge Paper Products Inc., Sr. Secured Notes,
		9.500% due 12/15/08	$1,309,750
3,000,000	BB	Bowater Inc., Debentures, 9.500% due 10/15/12	3,399,066
		Buckeye Technologies Inc., Sr. Sub. Notes:
875,000	B	9.250% due 9/15/08	879,375
2,930,000	B	8.000% due 10/15/10	2,886,050
1,875,000	B	JSG Funding Plc, Sr. Notes, 9.625% due 10/1/12	2,128,125
2,500,000	B-	Newark Group Inc., Sr. Sub. Notes,
		9.750% due 3/15/14 (b)	2,587,500
4,875,000	B	Stone Container Finance, Guaranteed Notes,
		7.375% due 8/15/06 (b)	5,130,938
2,450,000	BB-	Tembec Industries, Inc., Guaranteed Sr. Notes,
		8.625% due 6/30/09	2,523,500

			25,696,429

Steel/Metal — 3.1%
2,050,000	B+	AK Steel Corp., Sr. Notes, 7.875% due 2/15/09	2,044,875
2,650,000	B-	IMCO Recycling Inc., Sr. Secured Notes,
		10.375% due 10/15/10	2,928,250
2,975,000	B	Ispat Inland ULC, Secured Notes, 9.750% due 4/1/14	3,294,813
1,315,000	BB	Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11	1,499,100
1,600,000	B-	Mueller Group Inc., Sr. Sub. Notes,
		10.000% due 5/1/12 (b)	1,736,000
1,400,000	B-	Mueller Holdings Inc., step bond to yield
		14.103% due 4/15/14 (b)	906,500
1,710,000	BBB-	Phelps Dodge Corp., Sr. Notes, 8.750% due 6/1/11	2,084,767
2,110,000	B+	Wolverine Tube Inc., Guaranteed Notes,
		10.500% due 4/1/09	2,331,550

			16,825,855

Transportation – Other — 0.5%
1,450,000	B+	General Maritime Corp., Sr. Notes, 10.000% due 3/15/13	1,654,813
960,000	BB+	Windsor Petroleum Transport Corp., Notes,
		7.840% due 1/15/21 (b)	988,800

			2,643,613

		TOTAL INDUSTRIALS	152,210,760

INFORMATION TECHNOLOGY — 2.7%
Technology — 2.7%
		Amkor Technology Inc., Sr. Notes:
900,000	B	9.250% due 2/15/08	841,500
2,205,000	CCC+	10.500% due 5/1/09	1,885,275
653,000	B+	Avaya Inc., Sr. Secured Notes, 11.125% due 4/1/09	755,847
1,555,000	NR	GT Group Telecom Inc., Sr. Discount Notes,
		step bond to yield 15.233% due 2/1/10 (d)†	156
6,775,000	B	Lucent Technologies Inc., Debentures,
		6.450% due 3/15/29	5,521,625

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	19

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Technology — 2.7% (continued)
$475,000	B-	Nortel Networks Ltd., Notes, 6.125% due 2/15/06	$486,875
1,950,000	B-	Nortel Networks Corp., Notes, 6.875% due 9/1/23	1,794,000
895,000	B-	Northern Telecom Capital, Notes, 7.875% due 6/15/26	868,150
2,060,000	BBB-	Thomas & Betts Corp., Medium-Term Notes,
		6.625% due 5/7/08	2,208,507

		TOTAL INFORMATION TECHNOLOGY	14,361,935

TELECOMMUNICATION SERVICES — 7.8%
Cellular & PCs — 3.4%
1,157,300	CCC-	AirGate PCS, Inc., Sr. Sub. Secured Notes,
		9.375% due 9/1/09	1,180,446
		Alamosa Delaware Inc.:
3,008,000	CCC	Sr. Discount Notes, step bond to yield
		11.437% due 7/31/09	3,113,280
568,000	CCC	Sr. Notes, 11.000% due 7/31/10	646,100
		AT&T Wireless Services Inc.:
3,825,000	BBB	Notes, 8.125% due 5/1/12	4,628,610
		Sr. Notes:
4,425,000	BBB	7.875% due 3/1/11	5,249,466
100,000	BBB	8.750% due 3/1/31	131,700
1,875,000	BB	Nextel Communications, Inc., Sr. Notes,
		7.375% due 8/1/15	2,025,000
998,000	B-	Nextel Partners Inc., Sr. Notes, 12.500% due 11/15/09	1,157,680

			18,132,282

Networks — 2.5%
2,250,000	BB+	AT&T Corp., Sr. Notes, 8.050% due 11/15/11	2,528,437
4,025,000	BB-	Qwest Corp., Notes, 9.125% due 3/15/12 (b)	4,447,625
		Qwest Services Corp., Notes:
3,990,000	B	14.000% due 12/15/10 (b)	4,678,275
1,583,000	B	14.500% due 12/15/14 (b)	1,923,345

			13,577,682

Towers — 1.9%
2,566,000	CCC	American Tower Corp., Sr. Notes, 9.375% due 2/1/09	2,732,790
985,000	CCC	American Tower Escrow Corp., Discount Notes,
		zero coupon to yield 14.330% due 8/1/08	738,750
		Crown Castle International Corp., Sr. Notes.:
1,150,000	CCC	7.500% due 12/1/13	1,210,375
2,420,000	CCC	10.750% due 8/1/11	2,704,350
1,075,000	CCC-	SBA Communications Corp., Sr. Notes,
		10.250% due 2/1/09	1,155,625
1,700,000	B-	SpectraSite Inc., Sr. Notes, 8.250% due 5/15/10	1,836,000

			10,377,890

		TOTAL TELECOMMUNICATION SERVICES	42,087,854

See Notes to Financial Statements.

20	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	RATING(a)	SECURITY	VALUE

UTILITIES — 6.4%
Electric Utilities — 2.9%
		The AES Corp., Sr. Notes:
$3,855,000	B-	9.500% due 6/1/09	$4,327,237
100,000	B-	7.750% due 3/1/14	103,750
2,550,000	B+	Allegheny Energy Supply Statutory Trust 2001,
		Secured Notes, 10.250% due 11/15/07 (b)	2,932,500
		Edison Mission Energy, Sr. Notes:
1,750,000	B	10.000% due 8/15/08	2,056,250
800,000	B	7.730% due 6/15/09	844,000
3,000,000	B	9.875% due 4/15/11	3,510,000
845,000	B+	CMS Energy Corp., Sr. Notes, 7.625% due 11/15/04	849,225
1,225,000	NR	Mirant Americas Generation LLC, Sr. Notes,
		9.125% due 5/1/31 (d)	1,078,000

			15,700,962

Gas Utilities — 3.5%
		Calpine Corp.:
4,460,000	B	2nd Priority Sr. Secured Notes, 8.500% due 7/15/10 (b)	3,434,200
15,000	CCC+	Sr. Notes, 8.625% due 8/15/10	9,825
1,215,000	B	Sr. Secured Notes, 8.750% due 7/15/13 (b)	923,400
5,150,000	B+	NRG Energy, Inc., 2nd Priority Sr. Secured Notes,
		8.000% due 12/15/13 (b)	5,542,688
2,350,000	B-	Orion Power Holdings Inc., Sr. Notes,
		12.000% due 5/1/10	2,949,250
		Reliant Resources, Inc., Secured Notes:
2,925,000	B	9.250% due 7/15/10	3,155,344
2,725,000	B	9.500% due 7/15/13	2,973,656

			18,988,363

		TOTAL UTILITIES	34,689,325

		TOTAL CORPORATE BONDS AND NOTES
		(Cost — $468,758,053)	498,569,818

CONVERTIBLE BONDS — 0.4%
INFORMATION TECHNOLOGY — 0.4%
Technology — 0.4%
4,405,000	B	Sanmina-SCI Corp., Sub. Debentures, zero coupon
		bond to yield 10.665% due 9/12/20	2,323,638

		TOTAL CONVERTIBLE BONDS
		(Cost — $2,204,190)	2,323,638

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	21

Schedule of Investments (continued)	September 30, 2004

SHARES	SECURITY	VALUE

CONVERTIBLE PREFERRED STOCK — 0.8%
INDUSTRIALS — 0.0%
Aerospace & Defense — 0.0%
1,700	Northrop Grumman Corp., 7.250% due 11/16/04	$175,865

INFORMATION TECHNOLOGY — 0.0%
Technology — 0.0%
4,300	Motorola, Inc., 7.000% due 11/16/04	215,344

TELECOMMUNICATION SERVICES- 0.8%
Cellular & PCs — 0.6%
4,660	Alamosa Holdings, Inc., Series B, 7.500% due 7/31/13	2,740,080

Towers — 0.2%
19,800	Crown Castle International Corp., 6.250% due 8/15/12	908,325

		3,648,405

	TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost — $2,448,871)	4,039,614

COMMON STOCK (e) — 0.5%
CONSUMER DISCRETIONARY — 0.2%
International Cable — 0.2%
87,708	Telewest Global, Inc.	1,019,167

CONSUMER STAPLES — 0.0%
Food Processing/Beverages/Tobacco — 0.0%
73,499	Aurora Foods, Inc.†	0

INDUSTRIALS — 0.0%
Business Services — 0.0%
7,966	Outsourcing Solutions, Inc.†	222,573

TELECOMMUNICATIONS SERVICES — 0.3%
Cellular & PCs — 0.2%
47,800	AirGate PCS, Inc.	936,880
20,125	Weblink Wireless, Inc.†	201

		937,081

Competitive Local Exchange Carrier — 0.0%
3,736	McLeodUSA, Inc., Class A Shares	1,606

Towers — 0.1%
34,176	Crown Castle International Corp.	508,539

		1,447,226

	TOTAL COMMON STOCK
	(Cost — $8,417,421)	2,688,966

See Notes to Financial Statements.

22	2004 Annual Report

Schedule of Investments (continued)	September 30, 2004

WARRANTS	SECURITY	VALUE

WARRANTS (e) — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Cable & Media- 0.0%
6,725	Iridium World Communications Ltd., Expire 7/15/05 (b)†	$67

FINANCIALS — 0.0%
Diversified Financial — 0.0%
1,765	Merrill Lynch Corp., Expire 5/1/09 (b)†	0
14,825	UIH Australia Pacific, Inc., Expire 5/15/06 †	0

	TOTAL FINANCIALS	0

INDUSTRIALS — 0.0%
Container & Packaging — 0.0%
245	Pliant Corp., Expire 6/1/10 (b)	2

Steel/Metal — 0.0%
1,075	Mueller Group Inc., Expire 4/15/14 (b)	65,038

	TOTAL INDUSTRIALS	65,040

INFORMATION TECHNOLOGY — 0.0%
Technology — 0.0%
1,705	Cybernet Internet Services International, Inc.,
	Expire 7/1/09 (b)†	0
1,555	GT Group Telecom Inc., Expire 2/1/10 (b)†	0
6,135	WAM!NET Inc., Expire 3/1/05	61
3,510	Viasystems Group Inc. Expire 1/31/10 †	0

	TOTAL INFORMATION TECHNOLOGY	61

TELECOMMUNICATION SERVICES — 0.0%
Cellular & PCs — 0.0%
1,155	Horizon PCS Inc., Expire 10/1/10 (b)†	0
1,185	IWO Holdings Inc., Expire 1/15/11 (b)	12

		12

Competitive Local Exchange Carrier — 0.0%
6,975	RSL Communications, Ltd., Expire 11/15/06 †	0

Networks — 0.0%
1,000	Jazztel Plc, Expire 7/15/10 †	0

Towers — 0.0%
985	American Tower Corp., Expire 8/1/08 (b)	185,672

	TOTAL TELECOMMUNICATION SERVICES	185,684

	TOTAL WARRANTS
	(Cost — $1,494,111)	250,852

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	23

Schedule of Investments (continued)	September 30, 2004

FACE AMOUNT	SECURITY	VALUE

REPURCHASE AGREEMENT — 4.8%
$25,635,000	UBS Securities LLC, dated 9/30/04 , 1.850% due 10/1/04 ;
	Proceeds at maturity — $25,636,317; (Fully
	collateralized by various U.S. government agency
	obligations, 0.000% to 8.875% due 1/15/05 to 5/15/30 ;
	Market value — $26,147,742) (Cost — $25,635,000)	$25,635,000

	TOTAL INVESTMENTS — 99.1%
	(Cost — $508,957,646**)	533,507,888
	Other Assets in Excess of Liabilities — 0.9%	4,647,544

	TOTAL NET ASSETS — 100.0%	$538,155,432

(a)	All ratings are by Standard & Poor’s Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody’s Investors Service.
(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to the guidelines approved by the Board of Directors.

(c)	Interest rate shown reflects current rate on instruments with variable rates.
(d)	Security is currently in default.
(e)	Non-income producing security.
†	Security is valued in good faith at fair value by or under the direction of the Board of Directors.
**	Aggregate cost for Federal income tax purposes is $509,741,762.

See page 25 for definitions of ratings

See Notes to Financial Statements.

24	2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B,	—	Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly
CCC, CC		speculative with respect to capacity to pay interest and repay principal in accordance and C

with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default, and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa”, where 1 is the highest and 3 the lowest rating within its generic category.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear some-what larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	—	Bonds rated “C” are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

High Income Opportunity Fund Inc.	25

Statement of Assets and Liabilities	September 30, 2004

ASSETS:
Investments, at value (Cost — $508,957,646)	$533,507,888
Cash	211
Interest and dividends receivable	10,561,248
Receivable for securities sold	2,666,895
Other receivables	262,118
Prepaid expenses	31,723

Total Assets	547,030,083

LIABILITIES:
Payable for securities purchased	8,130,751
Management fee payable	507,188
Accrued expenses	236,712

Total Liabilities	8,874,651

Total Net Assets	$538,155,432

NET ASSETS:
Par value of capital shares	$73,927
Capital paid in excess of par value	840,585,911
Overdistributed net investment income	(839,652)
Accumulated net realized loss from investment transactions	(326,214,996)
Net unrealized appreciation of investments	24,550,242

Total Net Assets
(Equivalent to $7.28 per share on 73,927,179 shares of
$0.001 par value outstanding; 500,000,000 shares authorized)	$538,155,432

See Notes to Financial Statements.

26	2004 Annual Report

Statement of Operations	For the Year Ended September 30, 2004

INVESTMENT INCOME:
Interest	$47,947,976
Dividends	165,853

Total Investment Income	48,113,829

EXPENSES:
Management fee (Note 2)	6,156,520
Shareholder communications	286,172
Audit and legal	140,647
Custody	64,907
Listing fees	50,149
Transfer agency services	30,245
Directors’ fees	7,741
Other	14,241

Total Expenses	6,750,622

Net Investment Income	41,363,207

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTE 3):
Realized Gain (Loss) From:
Investment transactions	10,830,461
Foreign currency transactions	(6,691)

Net Realized Gain	10,823,770

Change in Net Unrealized Appreciation From:
Investments	7,011,542
Foreign currencies	(978)

Increase in Net Unrealized Appreciation	7,010,564

Net Gain on Investments and Foreign Currencies	17,834,334

Increase in Net Assets From Operations	$59,197,541

See Notes to Financial Statements.

High Income Opportunity Fund Inc.	27

Statements of Changes in Net Assets
For the Years Ended September 30,

	2004	2003

OPERATIONS:
Net investment income	$41,363,207	$45,751,240
Net realized gain (loss)	10,823,770	(12,108,472)
Net increase in unrealized appreciation	7,010,564	87,563,555

Increase in Net Assets From Operations	59,197,541	121,206,323

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(42,390,691)	(44,735,429)
Capital	(1,961,500)	(5,250,728)

Decrease in Net Assets From
Distributions to Shareholders	(44,352,191)	(49,986,157)

FUND SHARE TRANSACTIONS (NOTE 4):
Net asset value of shares issued
for reinvestment of dividends	586,748	9,892,385

Increase in Net Assets From
Fund Share Transactions	586,748	9,892,385

Increase in Net Assets	15,432,098	81,112,551

NET ASSETS:
Beginning of year	522,723,334	441,610,783

End of year*	$538,155,432	$522,723,334

* Includes overdistributed net investment income of:	$(839,652)	$(1,246,817)

See Notes to Financial Statements.

28	2004 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2004(1)	2003(1)	2002		2001	2000

Net Asset Value,
Beginning of Year	$7.08	$6.10	$7.15		$9.42	$10.45

Income (Loss) From
Operations:
Net investment income	0.56	0.63	0.66	(2)	0.94	1.06
Net realized and unrealized
gain (loss)	0.24	1.03	(0.96	)(2)	(2.20)	(1.13)

Total Income (Loss)
From Operations	0.80	1.66	(0.30)		(1.26)	(0.07)

Gain From Repurchase of
Treasury Stock	—	—	—		—	0.05

Less Distributions From:
Net investment income	(0.57)	(0.61)	(0.67)		(1.01)	(1.01)
Capital	(0.03)	(0.07)	(0.08)		—	—

Total Distributions	(0.60)	(0.68)	(0.75)		(1.01)	(1.01)

Net Asset Value, End of Year	$7.28	$7.08	$6.10		$7.15	$9.42

Total Return, Based on
Market Price(3)	4.97%	31.00%	(8.20)%		(7.85)%	9.75%

Total Return, Based on
Net Asset Value(3)	12.05%	28.67%	(4.85)%		(14.25)%	0.98%

Net Assets, End of Year (millions)	$538	$523	$442		$507	$652

Ratios to Average Net Assets:
Expenses	1.26%	1.28%	1.23%		1.26%	1.22%
Net investment income	7.73	9.46	10.04	(2)	11.22	10.21

Portfolio Turnover Rate	31%	37%	77%		83%	69%

Market Price, End of Year	$6.83	$7.09	$6.00		$7.290	$8.938

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective October 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended September 30, 2002, the net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $0.68, $(0.98) and 10.13%, respectively. Per share information, ratios and supplemental data for the periods prior to October 1, 2001 have not been restated to reflect this change in presentation.

(3)	The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan.

High Income Opportunity Fund Inc.	29

Notes to Financial Statements

1. Organization and Significant Accounting Policies

The High Income Opportunity Fund Inc. (“Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between bid and asked prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities. Securities listed or traded on national securities exchanges or reported on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board. Securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

30	2004 Annual Report

Notes to Financial Statements (continued)

(c) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which are due to changes in the foreign exchange rate from that which is due to changes in market prices of securities.

(d) Forward Foreign Currency Contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The Fund bears the market risk that arises from changes in foreign currency exchange rates and the credit risk should a counterparty fail to meet the terms of such contracts.

(e) Investment Transactions and Investment Income. Security transactions are accounted for on trade date. Gains or losses on the sale of securities are calculated by using the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis.

(f) Credit and Market Risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment-grade typically involves risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(g) Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. The fund distributes dividends monthly and capital gains, if any, at least annually. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP.

High Income Opportunity Fund Inc.	31

Notes to Financial Statements (continued)

(h) Federal Income Taxes. It is the Fund policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $38,118,020 has been reclassified between accumulated net realized loss from investments and paid-in capital, as a result of permanent differences attributable to an expiring capital loss carryforward. This reclassification has no effect on net assets or net asset values per share.

2.	Management Agreement

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 1.15% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

3.	Investments

During the year ended September 30, 2004, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term investments, but excluding short-term investments) were as follows:

Purchases	$159,412,378

Sales	169,942,005

At September 30, 2004, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

Gross unrealized appreciation	$53,365,476
Gross unrealized depreciation	(29,599,350)

Net unrealized appreciation	$23,766,126

32	2004 Annual Report

Notes to Financial Statements (continued)

4.	Capital Shares

Capital stock transactions were as follows:

	Year Ended September 30, 2004		Year Ended September 30, 2003

	Shares	Amount	Shares	Amount

Shares issued on reinvestment	82,419	$586,748	1,497,997	$9,892,385

5.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, were as follows:

	2004	2003

Ordinary income	$42,390,691	$44,735,429
Tax return on capital	1,961,500	5,250,728

Total distributions paid	$44,352,191	$49,986,157

As of September 30, 2004, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(326,214,773	)*
Other book/tax temporary differences	(55,759)
Unrealized appreciation	23,766,126	**

Total accumulated losses	$(302,504,406)

*
On September 30, 2004, the Fund had a net capital loss carryforward of approximately $326,214,773, of which $11,075,343 expires in 2007, $39,805,822 expires in 2008, $69,256,717 expires in 2009, $141,417,884 expires in 2010, $62,116,725 expires in 2011 and $2,542,282 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

**
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

6.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Fund’s investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and two other individuals, one of whom is an employee and the other of whom is a former employee of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

High Income Opportunity Fund Inc.	33

Notes to Financial Statements (continued)

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The sub-contractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of such payment.

34	2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of
High Income Opportunity Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Income Opportunity Fund Inc. (“Fund”) as of September 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2004, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

NewYork, NewYork
November 19, 2004

High Income Opportunity Fund Inc.	35

Financial Data (unaudited)

For a share of capital stock outstanding throughout each period:

	NYSE Closing Price	Net Asset Value*	Distribution Paid	Dividend Reinvestment Price

Fiscal Year 2002
October 23	$7.28	$7.24	$0.0700	$7.24
November 27	7.74	7.42	0.0700	7.42
December 24	7.24	7.26	0.0700	7.26
January 23	7.63	7.27	0.0650	7.27
February 19	7.27	7.07	0.0650	7.07
March 19	7.50	7.13	0.0650	7.13
April 23	7.18	7.13	0.0570	7.13
May 28	7.12	7.02	0.0570	7.02
June 25	6.33	6.71	0.0570	6.24
July 23	5.55	6.31	0.0570	5.81
August 27	6.18	6.25	0.0570	6.21
September 24	5.87	6.12	0.0570	6.06
Fiscal Year 2003
October 22	5.69	5.86	0.0570	5.83
November 25	6.36	6.26	0.0570	6.26
December 23	6.17	6.28	0.0570	6.28
January 28	6.70	6.40	0.0570	6.40
February 25	6.88	6.40	0.0570	6.54
March 25	6.91	6.51	0.0570	6.57
April 22	6.92	6.73	0.0570	6.73
May 27	7.13	6.88	0.0570	6.88
June 24	7.25	7.07	0.0570	7.07
July 22	6.93	7.05	0.0570	7.04
August 26	7.04	6.90	0.0570	6.90
September 23	7.00	7.05	0.0570	7.05
Fiscal Year 2004
October 28	7.09	7.12	0.0500	7.12
November 24	7.04	7.17	0.0500	7.13
December 22	7.12	7.30	0.0500	7.17
January 27	7.27	7.45	0.0500	7.36
February 24	7.20	7.30	0.0500	7.26
March 23	7.04	7.28	0.0500	7.10
April 27	6.43	7.27	0.0500	6.59
May 25	6.56	7.07	0.0500	6.67
June 22	6.50	7.12	0.0500	6.58
July 27	6.73	7.15	0.0500	6.84
August 24	6.82	7.21	0.0500	6.92
Sepember 21	6.84	7.28	0.0500	6.90

* As of record date.

36	2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the High Income Opportunity Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund’s transfer agent (PFPC Inc. at 1-800-331-1710).

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Memberships Held by Director

Non-Interested Directors:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Age 76	Director	Since 1999	Retired; Former Director of Signet Group PLC	27	None

Allan J. Bloostein 27 West 67th Street New York , NY 10023 Age 74	Director	Since 1999	President of Allan Bloostein Associates, a consulting firm; former Director of CVS Corp.	34	Taubman Centers Inc.

Jane F. Dasher Korsant Partners 283 Greenwich Avenue Greenwich, CT 06830 Age 54	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Age 80	Director	Since 1993	Retired	28	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Age 62	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Age 72	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Age 77	Director	Since 1993	Investment Counselor	28	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Age 73	Director	Since 1993	Retired	27	John Hancock Funds

High Income Opportunity Fund Inc.	37

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“ CAM ”) 399 Park Avenue 4th Floor New York, NY 10022 Age 53	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“ CGM ”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup“); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996- 2001) and Smith Barney Growth and Income Fund (from 1996-2000)	221	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Age 47	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM ; Senior
Vice President and
Chief Administrative
Officer of mutual funds
associated with
Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global
Funds Administration
of CAM (from 2000 to
2001); Head of U.S.
Citibank Funds
Administration of CAM
			(from 1998 to 2000)	N/A	N/A

38	2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Robert J. Brault CAM 125 Broad Street 11th Floor New York, NY 10004 Age 39	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief
Financial Officer and
Treasurer of certain
mutual funds associated
with Citigroup;
Director of Internal
Control for CAM
U.S. Mutual Fund
Administration (from
2002-2004); Director
of Project Management
& Information Systems
for CAM U.S. Mutual
Fund Administration
(from 2000 to 2002);
Vice President, of
Mutual Fund Administration
at Investors
Capital Services (from
			1999-2000)	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 42	Vice President and Investment Officer	Since 2002	Managing Director of CGM	N/A	N/A

Peter J. Wilby, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 45	Vice President and Investment Officer	Since 2002	Managing Director, Chief Investment Officer of CGM	N/A	N/A

High Income Opportunity Fund Inc.	39

Additional Information (unaudited) (continued)

Name, Address and Age	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Age 40	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since
2000); Director of
Compliance, North
America, CAM (since
2000); Chief Anti-
Money Laundering
Compliance Officer,
Chief Compliance
Officer and Vice
President of certain
mutual funds
associated with
Citigroup; Director of
Compliance, Europe,
the Middle East
and Africa, Citigroup
Asset Management
(from 1999 to 2000);
Compliance Officer,
Salomon Brothers Asset
Management Limited,
Smith Barney Global
Capital Management
Inc., Salomon Brothers
Asset Management
Asia Pacific Limited
			(from 1997 to 1999)	N/A	N/A

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Age 39	Controller	Since 2002	Vice President of CGM; Controller of certain funds associated with Citigroup Inc.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Age 48	Secretary and Chief Legal Officer	Since 2003	Managing Director and
General Counsel of
Global Mutual Funds
for CAM and its
predecessor (since
1994); Secretary of
CFM (from 2001 to 2004);
Secretary and Chief
Legal Officer of mutual
funds associated with
			Citigoup	N/A	N/A
_____________
*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is a Director who is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

40	2004 Annual Report

Tax Information (unaudited)

For Federal tax purposes, the Fund hereby designates for the fiscal year ended September 30, 2004.

•	For corporate shareholders, the percentage of ordinary dividends that qualify for the dividends received deduction is 0.39%.

High Income Opportunity Fund Inc.	41

Annual CEO Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification.

42	2004 Annual Report

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value (“NAV”) per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date) PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

High Income Opportunity Fund Inc.	43

Dividend Reinvestment Plan (unaudited) (continued)

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027 or by telephone at 1-800-331-1710.

____________________________

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market price, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained be calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2020, (2) on the fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

44	2004 Annual Report

HIGH INCOME
Opportunity Fund Inc.

DIRECTORS	Kaprel Ozsolak
Lee Abraham	Controller
Allan J. Bloostein
Jane F. Dasher	Robert I. Frenkel
Donald R. Foley	Secretary and
R. Jay Gerken, CFA	Chief Legal Officer
Chairman
Richard E. Hanson, Jr.	INVESTMENT MANAGER
Paul Hardin	Smith Barney Fund Management LLC
Roderick C. Rasmussen	399 Park Avenue
John P. Toolan	New York, New York 10022

OFFICERS	CUSTODIAN
R. Jay Gerken, CFA	State Street Bank and Trust Company
President and	225 Franklin Street
Chief Executive Officer	Boston, Massachusetts 02110

Andrew B. Shoup
Senior Vice President and	TRANSFER AGENT
Chief Administrative Officer	PFPC Inc.
P.O. Box 43027
Robert J. Brault	Providence, RI 02940-3027
Chief Financial Officer
and Treasurer

Beth A. Semmel, CFA
Vice President and
Investment Officer

Peter J. Wilby, CFA
This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

Vice President and
Investment Officer

Andrew Beagley
Chief Compliance Officer

HIGH INCOME OPPORTUNITY
FUND INC.
125 Broad Street
10th Floor, MF-2
New York , New York 10004

FD0802 11/04
04-7430

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for the High Income Opportunity Fund Inc. were $29,500 and $29,500 for the years ended 9/30/04 and 9/30/03.

(b)	Audit-Related Fees for the High Income Opportunity Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(c)	Tax Fees for High Income Opportunity Fund Inc. were $2,800 and $2,800 for the years ended 9/30/04 and 9/30/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to High Income Opportunity Fund Inc.

(d)	All Other Fees for High Income Opportunity Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the High Income Opportunity Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; Tax Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03; and Other Fees were 100% and 100% for the years ended 9/30/04 and 9/30/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to High Income Opportunity Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to High Income Opportunity Fund Inc. were $0 and $0 for the years ended 9/30/04 and 9/30/03.

(h)	Yes. The High Income Opportunity Fund Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the High Income Opportunity Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

High Income Opportunity Fund Inc.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date: December 6, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken R. Jay Gerken Chief Executive Officer of High Income Opportunity Fund Inc.

Date: December 6, 2004

By:	/s/ Robert J. Brault Robert J. Brault Chief Financial Officer of High Income Opportunity Fund Inc.

Date: December 6, 2004